Property, Plant and Equipment	12 Months Ended
Dec. 31, 2022
Property, plant and equipment [abstract]
Property, Plant and Equipment	Property, plant and equipment
The composition and movements in 2022 and 2021 of the items comprising net "Property, plant and equipment" were as follows:

2022
Millions of euros	Balance at 12/31/2021	Additions	Depreciation	Disposals	Impairments	Transfers and others	Translation differences and hyperinflation adjustments	Business combina-tions	Balance at 12/31/2022
Land and buildings	2,660	25	(216)	(22)	(12)	104	97	5	2,641
Plant and machinery	17,752	1,323	(3,707)	(28)	(43)	1,908	933	27	18,165
Furniture, tools and other items	552	74	(210)	(1)	(1)	132	26	4	576
PP&E in progress	1,761	2,867	—	(12)	(3)	(2,353)	71	1	2,332
Total PP&E	22,725	4,289	(4,133)	(63)	(59)	(209)	1,127	37	23,714

2021
Millions of euros	Balance at 12/31/2020	Additions(1)	Depre-ciation	Disposals	Impair-ments	Transfers and others	Translation differences and hyperinflation adjustments	Business combi-nations	Business sale	Balance at 12/31/2021
Land and buildings	2,829	22	(241)	(37)	(2)	141	31	2	(85)	2,660
Plant and machinery	18,676	1,249	(3,893)	(11)	—	1,780	236	12	(297)	17,752
Furniture, tools and other items	623	90	(226)	—	—	56	8	1	—	552
PP&E in progress	1,641	2,519	—	(18)	(3)	(2,393)	16	—	(1)	1,761
Total PP&E	23,769	3,880	(4,360)	(66)	(5)	(416)	291	15	(383)	22,725
(1) Total additions of property, plant and equipment in 2021 amounted to 4,286 million euros, including the additions corresponding to companies held for sale and sold companies during the annual reporting period (see Note 2).

Telefónica Spain's investments in property plant and equipment in 2022 and 2021 amounted to 1,288 and 1,155 million euros, respectively. The rapid rollout of fiber continues, with more than 28 million premises passed in Telefónica Spain by the end of 2022, as well as the development of the 5G network reaching, 85% population coverage by the end of the year.

Telefónica Germany's investments in property, plant and equipment in 2022 and 2021 amounted to 854 and 913 million euros, respectively. The strong progress in 5G rollout and network modernization continues. 5G population coverage stood at approximately 80% at the end of 2022.

Telefónica Brazil's investments in property, plant and equipment in 2022 and 2021 amounted to 1,277 and 1,049 million euros, respectively. The investments were mainly dedicated to the expansion of the coverage and capacity of the 4G mobile networks, with a coverage of 96% of the population, and to the improvement of the quality of the network and the expansion of the FTTH network in the fixed business, with more than 23.3 million premises passed.

Telefónica Hispam's investments in property, plant and equipment in 2022 and 2021 amounted to 732 and 680 million euros, respectively. Investments continued to focus on the improvement of the mobile networks (with the expansion of the coverage and capacity reinforcement), as well as on the deployment of its own fixed network. Efficient management of available resources and optimization of CapEx are the main management levers in the region, with a focus on simplification, digitalization of processes and the search for synergies through the promotion of regional initiatives.

Telefónica United Kingdom's investments in property, plant and equipment in 2021, up to the completion of the transaction (see Note 2), amounted to 366 million euros.
"Impairments" in 2022 includes an impairment loss related to assets of Telefónica Argentina, amounting to 56 million euros.
"Business combinations" in 2022 mainly correspond to the acquisition of property, plant and equipment of Oi, the Incremental Group and the BE-terna Group amounting to 29, 1 and 6 million euros (see Note 5), respectively.
"Business combinations" in 2021 mainly corresponded to the inclusion of Cancom Ltd in the consolidation perimeter (see Note 5) amounted to 15 million euros.
In 2022, there was an increase in the depreciation of property, plant and equipment amounting to 8 million euros (47 million euros in 2021) due to the reduction in the useful lives of certain assets of Telefónica México as a result of the transformation of the operating model announced in November 2019.
"Transfers and others" in 2021 included the reclassifications of property, plant and equipment of Telefónica El Salvador and fiber optic assets of Telefónica Colombia amounted to 70 and 53 million euros respectively, to "Non-current assets and disposal groups held for sale" of the statement of financial position (see Note 30).
“Business sale” in 2021 mainly corresponded to the sales of InfraCo, SpA and the second phase of the sale of towers by Telefonica Germany (see Note 2) amounted to 158 and 126 million euros, respectively, and the assets associated to Fibrasil following the Caisse de dépôt et placement du Québec (CDPQ) agreement and the sale of two data centers in Spain after the agreement with Nabiax (see Note 10) for a total amount of 36 and 63 million euros, respectively.
The effect of translating into euros of property, plant and equipment of the Group's companies in Argentina and Venezuela, together with the effect of the hyperinflation adjustments (see Note 3.a), is shown in the column "Translation differences and hyperinflation adjustments".
Telefónica Group companies purchased insurance policies to reasonably cover the possible risks to which their property, plant and equipment used in operations are subject, with suitable limits and coverage. Additionally, as part of its commercial activities and network deployment, the Group maintains several property acquisition commitments. The timing of scheduled payments in this regard is disclosed in Note 26.
The gross cost, accumulated depreciation and impairment losses of property, plant and equipment at December 31, 2022 and 2021 were as follows:

Balance at December 31, 2022
Millions of euros	Gross cost	Accumulated depreciation	Impairment losses	PP&E
Land and buildings	9,097	(6,375)	(81)	2,641
Plant and machinery	91,319	(72,742)	(412)	18,165
Furniture, tools and other items	5,157	(4,566)	(15)	576
PP&E in progress	2,343	—	(11)	2,332
Total PP&E	107,916	(83,683)	(519)	23,714

Balance at December 31, 2021
Millions of euros	Gross cost	Accumulated depreciation	Impairment losses	PP&E
Land and buildings	8,624	(5,905)	(59)	2,660
Plant and machinery	86,779	(68,713)	(314)	17,752
Furniture, tools and other items	4,697	(4,133)	(12)	552
PP&E in progress	1,774	—	(13)	1,761
Total PP&E	101,874	(78,751)	(398)	22,725